UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)       November 23, 2015

ON THE MOVE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-198776	46-1169948
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

12355 Hagan Ranch Road, Suite 604, Boynton Beach, FL	33437
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(941) 347-7380

NAS Acquisition Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 23, 2015 NAS Acquisition Inc. filed Articles of Amendment to its Amended and Restated Articles of Incorporation changing the name of our company to On The Move Corporation.  The name change, which was approved by our directors and majority stockholders, was made to align our corporate name with our business and operations following our recent acquisition of OTM Holdings, Inc., a Florida corporation formerly known as On The Move Corporation.

A copy of the Articles of Amendment are filed a Exhibit 3(d) to this report.

Item 9.01                          Exhibits.

3(d)            Articles of Amendment to the Amended and Restated Articles of Incorporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ON THE MOVE CORPORATION
Date: November 24, 2015	By: /s/ Richard Reitano
Richard Reitano, Chief Executive Officer